UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8338

Western Asset Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Emerging Markets
Floating Rate Fund Inc.

ANNUAL REPORT

FEBRUARY 28, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Emerging Markets
Floating Rate Fund Inc.

Annual Report • February 28, 2007

What’s	Letter from Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Statement of Cash Flows	12

	Financial Highlights	13

	Notes to Financial Statements	14

Fund Objective	Report of Independent Registered Public Accounting Firm	23
The Fund seeks to maintain a high level of
current income by investing at least 80% of	Additional Information	24
its net assets plus any borrowings for
investment purposes in floating rate debt	Annual Chief Executive Officer and Chief Financial Officer Certifications	27
securities of emerging market sovereign and
corporate issuers, including fixed-rate	Dividend Reinvestment Plan	28
securities with respect to which the Fund has
entered into interest rate swaps to effectively	Important Tax Information	32
convert the fixed-rate interest payments
received into floating-rate interest payments.
As a secondary objective, the Fund seeks
capital appreciation.

Letter from the Chairman

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, GDP growth was 2.5%.

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings and again in March 2007 after the reporting period ended. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. Yields then moved higher during much of the reporting period on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. However, yields then fell sharply at the end of February, as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended February 28,

Western Asset Emerging Markets Floating Rate Fund Inc.         I

2007, two-year Treasury yields moved from 4.69% to 4.65%. Over the same period, 10-year Treasury yields rose from 4.55% to 4.56%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.54%.

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate solid returns during the reporting period. During the 12-month period ended February 28, 2007, the Citigroup High Yield Market Indexv returned 12.14%.

Despite periods of weakness, emerging markets debt generated positive returns, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 7.71%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Prior to October 9, 2006, the Fund was known as Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

II             Western Asset Emerging Markets Floating Rate Fund Inc.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer March 29, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii                    The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii                  The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv                  The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v                    The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi                  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Emerging Markets Floating Rate Fund Inc.         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, riskier fixed-income asset classes, such as emerging market debt, generated superior results versus their investment-grade counterparts. For the 12-month period ended February 28, 2007, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i returned 7.71%. In contrast, the JPMorgan Global Government Bond Market Index (Hedged)ii returned 4.30% over the same period. It’s important to note that the EMBI Global Index has several differences from that of the Western Asset Emerging Markets Floating Rate Fund Inc. For example, the Fund must allocate at least 80% of its assets in floating rate debt securities and have a durationiii of one year or less. In contrast, the EMBI Global has very little exposure to floating rate debt securities and has a duration of over seven years.

Performance Review

For the 12 months ended February 28, 2007, Western Asset Emerging Markets Floating Rate Fund Inc. returned 5.69%, based on its net asset value (“NAV”)iv and 12.61% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 7.71% and its Lipper Emerging Markets Debt Closed-End Funds Category Averagev increased 7.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.87 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of February 28, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2007 (unaudited)

Price Per Share	12-Month Total Return
$14.19 (NAV)	5.69%
$13.62 (Market Price)	12.61%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q.           What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Overweight positions in Argentina and Brazil contributed to results over the period. Argentina was the best performing country in the EMBI Global over the period and Brazilian debt performed well as the country’s fiscal situation continued to improve. In May and June 2006, investor risk appetite fell due to geopolitical

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     1

concerns. During this time, Turkey suffered more than most countries since it has a large current account deficit and is dependent on foreign financing. Therefore, the Fund’s underweight position in Turkey enhanced results.

What were the leading detractors from performance?

A. The Fund held an overweight position in Russia, a relatively safer country than many others in the EMBI Global. This detracted from performance as Russia underperformed over the period. Overall, we emphasized lower risk countries and took a somewhat more conservative approach to managing the portfolio as emerging market spreads reached historically tight levels. This positioning detracted from results, as spreads surprisingly continued to move tighter over the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no material changes to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEFLX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Floating Rate Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 29, 2007

2              Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ii                    The JPMorgan Global Government Bond Market Index (Hedged) is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

iii                  Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values of all cash flows.

iv                  NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

4              Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007)

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

Face Amount	Security	Value
SOVEREIGN BONDS — 67.5%
Argentina — 4.8%
	Republic of Argentina:
$1,173,750	5.475% due 8/3/12 (a)	$1,113,128
1,591,056	Discount Notes, 8.280% due 12/31/33	1,824,543
	Total Argentina	2,937,671

Brazil — 13.6%
	Federative Republic of Brazil:
5,332,000	11.000% due 8/17/40	7,123,552
1,182,795	MYDFA, 6.250% due 9/15/07 (a)(b)(c)	1,182,795
	Total Brazil	8,306,347

Colombia — 4.9%
	Republic of Colombia:
2,000,000	8.911% due 3/17/13 (a)(b)	2,220,000
740,000	7.160% due 11/16/15 (a)	782,180
	Total Colombia	3,002,180

Ecuador — 1.2%
865,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	739,575

Mexico — 12.8%
	United Mexican States:
479,000	7.500% due 1/14/12	524,744
7,200,000	Medium-Term Notes, Series A, 6.060% due 1/13/09 (a)	7,255,800
	Total Mexico	7,780,544

Panama — 3.0%
1,708,000	Republic of Panama, 7.250% due 3/15/15	1,853,180

Peru — 1.9%
1,181,800	Republic of Peru, PDI, 5.000% due 3/7/17 (a)	1,178,846

Philippines — 1.2%
	Republic of the Philippines:
510,000	10.625% due 3/16/25	726,737
23,000	7.750% due 1/14/31	25,947
	Total Philippines	752,684

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     5

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Security	Value
Russia — 13.3%
	Russian Federation:
$2,566,707	8.250% due 3/31/10 (b)	$2,675,792
4,772,000	5.000% due 3/31/30 (b)	5,410,255
	Total Russia	8,086,047

Turkey — 4.1%
	Republic of Turkey:
1,125,000	11.500% due 1/23/12	1,366,879
760,000	11.875% due 1/15/30	1,160,900
	Total Turkey	2,527,779

Uruguay — 1.9%
1,060,134	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	1,155,281

Venezuela — 4.8%
	Bolivarian Republic of Venezuela:
2,780,000	Collective Action Securities, 6.360% due 4/20/11 (a)(b)	2,759,845
180,918	DCB, Series DL, 6.250% due 12/18/07 (a)	181,144
	Total Venezuela	2,940,989
	TOTAL SOVEREIGN BONDS (Cost — $38,840,807)	41,261,123
CORPORATE BONDS & NOTES — 32.4%

Brazil — 4.1%
	Vale Overseas Ltd., Notes:
471,000	8.250% due 1/17/34	578,687
1,798,000	6.875% due 11/21/36	1,900,047
	Total Brazil	2,478,734

India — 0.2%
114,000	ICICI Bank Ltd., Bonds, 6.375% due 4/30/22 (a)(b)	116,145

Kazakhstan — 3.5%
330,000	ATF Capital BV, 9.250% due 2/21/14 (b)	329,175
	TuranAlem Finance BV:
1,520,000	6.735% due 1/22/09 (a)(b)	1,527,220
310,000	8.250% due 1/22/37 (b)	315,038
	Total Kazakhstan	2,171,433

See Notes to Financial Statements.

6              Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Security	Value
Mexico — 9.6%
$240,000	Axtel SA de CV, Senior Notes, 7.625% due 2/1/17 (b)	$241,200
160,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)	163,095
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
100,000	9.375% due 5/1/12	107,750
20,000	12.500% due 6/15/12	21,675
	Pemex Project Funding Master Trust:
450,000	5.970% due 12/3/12 (a)	453,937
4,830,000	Senior Notes, 5.970% due 12/3/12 (a)(b)(d)	4,872,263
	Total Mexico	5,859,920

Panama — 0.4%
254,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16 (b)	258,431

Russia — 10.4%
2,000,000	Morgan Stanley Bank AG for OAO Gazprom,
	Loan Participation Notes, 9.625% due 3/1/13 (b)	2,375,000
1,230,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	1,289,962
490,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	519,400
140,000	UBS Luxembourg SA for OJSC Vimpel Communications,
	Loan Participation Notes, 8.250% due 5/23/16	149,450
2,000,000	VTB Capital SA for Vneshtorgbank, Loan Participation
	Notes 5.960% due 8/1/08 (a)(b)	2,006,700
	Total Russia	6,340,512

Thailand — 1.1%
650,000	True Move Co., Ltd., 10.750% due 12/16/13 (b)	666,250

Venezuela — 3.1%
	Petrozuata Finance Inc.:
1,113,000	8.220% due 4/1/17 (b)	1,115,783
756,000	8.220% due 4/1/17 (b)	757,890
	Total Venezuela	1,873,673
	TOTAL CORPORATE BONDS & NOTES (Cost — $19,462,520)	19,765,098
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $58,303,327)	61,026,221

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     7

Schedule of Investments (February 28, 2007) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.1%
U.S. Government Agency — 0.1%
$45,000	Federal National Mortgage Association (FNMA), Discount Notes,	$44,261
	5.197% due 6/25/07 (e) (Cost — $44,261)
	TOTAL INVESTMENTS — 100.0% (Cost — $58,347,588#)	$61,070,482

(a)              Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.

(b)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)              Illiquid security.

(d)              All or a portion of this security is segregated for swap contracts and open futures contracts.

(e)              Rate shown represents yield to maturity.

#                    Aggregate cost for federal income tax purposes is $58,565,883.

Abbreviations used in this schedule:

DCB                          – Debt Conversion Bond

MYDFA     – Multi-Year Depository Facility Agreement

PDI                               – Past Due Interest

See Notes to Financial Statements.

8              Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (February 28, 2007)

ASSETS:
Investments, at value (Cost — $58,347,588)	$61,070,482
Interest receivable	906,000
Interest receivable for open swap contracts	261,112
Receivable for securities sold	200,759
Unrealized appreciation on swaps	64,529
Receivable from broker — variation margin on open futures contracts	9,912
Prepaid expenses	568
Total Assets	62,513,362
LIABILITIES:
Unrealized depreciation on swaps	649,694
Interest payable for open swap contracts	267,643
Due to custodian	193,866
Payable for securities purchased	145,267
Investment management fee payable	49,198
Directors’ fees payable	4,469
Accrued expenses	127,956
Total Liabilities	1,438,093
Total Net Assets	$61,075,269

NET ASSETS:
Par value ($0.001 par value; 4,303,709 shares issued and outstanding; 100,000,000 shares authorized)	$4,304
Paid-in capital in excess of par value	57,130,570
Undistributed net investment income	1,171,656
Accumulated net realized gain on investments, futures contracts and swap contracts	675,554
Net unrealized appreciation on investments, futures contracts and swap contracts	2,093,185
Total Net Assets	$61,075,269

Shares Outstanding	4,303,709
Net Asset Value	$14.19

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     9

Statement of Operations (For the year ended February 28, 2007)

INVESTMENT INCOME:
Interest	$4,982,311

EXPENSES:
Investment management fee (Note 2)	670,208
Interest expense (Notes 3 and 4)	536,585
Commitment fee (Note 4)	100,631
Directors’ fees	68,740
Legal fees	57,482
Shareholder reports	54,656
Audit and tax	51,080
Transfer agent fees	28,567
Stock exchange listing fees	21,253
Custody fees	12,059
Insurance	997
Miscellaneous expenses	8,304
Total Expenses	1,610,562
Net Investment Income	3,371,749
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	3,583,058
Futures contracts	(11,312)
Swap contracts	65,948
Net Realized Gain	3,637,694
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,170,232)
Futures contracts	(44,544)
Swap contracts	(263,859)
Change in Net Unrealized Appreciation/Depreciation	(3,478,635)
Net Gain on Investments, Futures Contracts and Swap Contracts	159,059
Increase in Net Assets From Operations	$3,530,808

See Notes to Financial Statements.

10            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended February 28,)

	2007	2006
OPERATIONS:
Net investment income	$3,371,749	$3,684,178
Net realized gain	3,637,694	2,214,683
Change in net unrealized appreciation/depreciation	(3,478,635)	1,903,480
Increase in Net Assets From Operations	3,530,808	7,802,341
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,724,248)	(3,008,221)
Net realized gains	(5,309,916)	(253,919)
Decrease in Net Assets From Distributions to Shareholders	(8,034,164)	(3,262,140)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (974 shares issued)	—	13,596
Increase in Net Assets From Fund Share Transactions	—	13,596
Increase (Decrease) in Net Assets	(4,503,356)	4,553,797
NET ASSETS:
Beginning of year	65,578,625	61,024,828
End of year *	$61,075,269	$65,578,625

* Includes undistributed net investment income of:	$1,171,656	$345,062

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     11

Statement of Cash Flows (For the year ended February 28, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$5,126,340
Operating expenses paid	(1,110,077)
Net sales of short-term investments	751,739
Realized loss on futures contracts	(11,312)
Realized gain on swap contracts	65,948
Net change in unrealized appreciation/depreciation on futures contracts	(44,544)
Purchases of long-term investments	(63,732,309)
Proceeds from disposition of long-term investments	92,341,359
Change in receivable from broker — variation margin on futures contracts	(9,912)
Change in interest receivable on swap contracts	194,236
Change in interest payable on swap contracts	(305,947)
Interest paid	(755,541)
Net Cash Flows Provided By Operating Activities	32,509,980

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid	(8,034,164)
Cash paid on loan	(15,000,000)
Deposits with brokers for swap contracts	590,128
Cash paid on reverse repurchase agreements	(10,260,000)
Net Cash Flows Used By Financing Activities	(32,704,036)
Net Decrease in Cash	(194,056)
Cash, Beginning of year	190
Due to custodian, End of year	$(193,866)

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$3,530,808
Accretion of discount on investments	(297,866)
Amortization of premium on investments	240,422
Decrease in investments, at value	18,937,281
Increase in payable for securities purchased	145,267
Decrease in interest receivable	201,473
Decrease in interest receivable on swap contracts	194,236
Decrease in interest payable on swap contracts	(305,947)
Decrease in receivable for securities sold	10,129,274
Increase in receivable from broker — variation margin on futures contracts	(9,912)
Increase in prepaid expenses	(568)
Decrease in interest payable	(218,956)
Decrease in accrued expenses	(35,532)
Total Adjustments	28,979,172
Net Cash Flows Provided By Operating Activities	$32,509,980

See Notes to Financial Statements.

12            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2007		2006	2005	2004(1)	2003
Net Asset Value, Beginning of Year	$15.24		$14.18	$13.28	$11.23	$12.07
Income (Loss) From Operations:
Net investment income	0.82		0.86	0.88	1.01	1.24	(2)
Net realized and unrealized gain (loss)	(0.00	)*	0.96	0.90	2.09	(0.98	)(2)
Total Income From Operations	0.82		1.82	1.78	3.10	0.26
Less Distributions From:
Net investment income	(0.63)		(0.70)	(0.73)	(1.05)	(1.09)
Net realized gains	(1.24)		(0.06)	(0.15)	—	—
Return of capital	—		—	—	—	(0.01)
Total Distributions	(1.87)		(0.76)	(0.88)	(1.05)	(1.10)
Net Asset Value, End of Year	$14.19		$15.24	$14.18	$13.28	$11.23
Market Price, End of Year	$13.62		$13.85	$14.02	$13.69	$11.30
Total Return, Based on Net Asset Value(3)	5.69%		13.31%	14.02%	28.37%	3.28%
Total Return, Based on Market Price(4)	12.61%		4.77%	9.50%	31.55%	6.92%
Net Assets, End of Year (000s)	$61,075		$65,579	$61,025	$57,143	$48,271
Ratios to Average Net Assets:
Gross expenses	2.52%		3.05%	2.40%	2.36%	2.65%
Gross expenses, excluding interest expense	1.68		1.57	1.67	1.70	1.69
Net expenses	2.52		3.05 (5)	2.40	2.36	2.65
Net expenses, excluding interest expense	1.68		1.57 (5)	1.67	1.70	1.69
Net investment income	5.28		5.98	6.57	7.93	11.64	(2)
Portfolio Turnover Rate	95%		89%	136%	87%	87%
Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(6)	$15,000	$15,000	$15,000	$15,000
Weighted Average Loan (000s)	$14,433	(6)	$15,000	$15,000	$15,000	$15,000
Weighted Average Interest Rate on Loans	5.15	%(6)	4.85%	2.83%	2.40%	2.97%

(1)              For the year ended February 29, 2004.

(2)              Certain amounts have been reclassified between net investment income and net realized gain (loss) in order to conform to the current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the year ended February 28, 2003 would have been $1.08. Net realized and unrealized loss would have been $(0.82). In addition, the ratio of net investment income to average net assets would have been 10.16%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(3)              Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)              Reflects fee waivers and/or expense reimbursements.

(6)              At Februrary 28, 2007, the Fund did not have an outstanding loan.

*                 Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     13

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Emerging Markets Floating Rate Fund Inc.) was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase

14            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Interest Rate Swaps. In order to manage interest rate sensitivity (duration), the Fund has entered into interest rate swap agreements with JPMorgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on a notional principal amount for each swap agreement. During the term of the outstanding swap agreement, changes in the underlying value of each swap are recorded as unrealized gain or loss. Net periodic interest payments to be received or paid are accrued daily and recorded in the Statement of Operations as an adjustment to realized gain or loss.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     15

Notes to Financial Statements (continued)

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains,

16            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made.

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$ 179,093	$ (179,093)

(a)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and differences between book and tax treatment of periodic payments on swaps.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     17

Notes to Financial Statements (continued)

3.  Investments

During the year ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 63,877,576
Sales	82,317,839

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,658,225
Gross unrealized depreciation	(153,626)
Net unrealized appreciation	$ 2,504,599

At February 28, 2007, the Fund had the following open futures contracts:

Contacts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Notes	1	03/07	$ 107,198	$ 108,563	$ (1,365)
U.S. Treasury 10 Year Notes	39	06/07	4,191,977	4,235,156	(43,179)
Net Unrealized Loss on Open Futures Contracts					$ (44,544)

At February 28, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	12/29/04
Notional Amount:	$16,000,000
Payments Made by Fund:	Fixed Rate 6.130%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/28/10
Unrealized Depreciation	$(649,694)

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	3/3/05
Notional Amount:	$4,120,000
Payments Made by Fund:	Fixed Rate 4.805%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	3/3/15
Unrealized Appreciation	$64,529

18            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the year ended February 28, 2007 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$ 7,126,512	4.09%	$ 10,260,000

Interest rates on reverse repurchase agreements ranged from 0.20% to 5.25% during the year ended February 28, 2007. Interest expense incurred on reverse repurchase agreements totaled $282,285.

At February 28, 2007, the Fund did not hold any reverse repurchase agreements.

4.  Loan

At February 28, 2007, the Fund had a $7,000,000 loan available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, among the Fund, Panterra Funding, LLC (the “Lender”) and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 28, 2007, the Fund incurred interest expense on this loan in the amount of $254,300.

At February 28, 2007, the Fund did not have an outstanding loan.

During the year ended February 28, 2007, the total loan available was reduced from $20,000,000 to $7,000,000.

5.  Distributions Subsequent to February 28, 2007

On March 1, 2007, the Fund’s Board declared three distributions, each in the amount of $0.0750 per share, payable on March 30, 2007, April 27, 2007 and May 25, 2007 to shareholders of record on March 23, 2007, April 20, 2007 and May 18, 2007, respectively.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$ 4,017,512	$ 3,008,221
Net Long-term Capital Gains	4,016,652	253,919
Total Distributions Paid	$ 8,034,164	$ 3,262,140

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     19

Notes to Financial Statements (continued)

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,807,834
Undistributed long-term capital gains — net	215,515
Total undistributed earnings	$2,023,349
Other book/tax temporary differences(a)	42,156
Unrealized appreciation/(depreciation)(b)	1,874,890
Total accumulated earnings/(losses) — net	$3,940,395

(a)              Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(b)              The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

20            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matterwill have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     21

Notes to Financial Statements (continued)

the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

22            Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Floating Rate Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Floating Rate Fund Inc. (formerly Salomon Brothers Emerging Markets Floating Rate Fund Inc.) as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended February 28, 2005 were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Floating Rate Fund Inc. as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 27, 2007

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Annual Report     23

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Floating Rate Fund Inc. (formerly known as Salomon Brothers Emerging Markets Floating Rate Fund Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address, and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Director, Associated Banc-Corp.

24            Western Asset Emerging Markets Floating Rate Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(3) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

Western Asset Emerging Markets Floating Rate Fund Inc.         25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director (Including the Fund)	Other Board Memberships Held by Director
Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)              The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2008, 2009 and 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at a regular meeting of the Fund’s Board of Directors to hold office until their successors are duly elected and qualified.

(2)              The term “fund complex” means two or more registered investment companies that:

(a)          Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)         Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)              Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

26            Western Asset Emerging Markets Floating Rate Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Western Asset Emerging Markets Floating Rate Fund Inc.         27

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“Fund”), formerly known as Salomon Brothers Emerging Markets Floating Rate Fund Inc. on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at

28            Western Asset Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

Western Asset Emerging Markets Floating Rate Fund Inc.         29

Dividend Reinvestment Plan (unaudited) (continued)

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share distributions or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distributions paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distributions. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each

30            Western Asset Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Floating Rate Fund Inc.         31

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2007:

Record Date:	9/22/2006	12/22/2006
Payable Date:	9/29/2006	12/29/2006
Long-Term Capital Gain Dividend	$ 0.317600	$ 0.615700

Please retain this information for your records.

32            Western Asset Emerging Markets Floating Rate Fund Inc.

Western Asset
Emerging Markets
Floating Rate Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	EMERGING MARKETS
Daniel P. Cronin	FLOATING RATE FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William H. Hutchinson	INVESTMENT MANAGER
Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer
CUSTODIAN
State Street Bank & Trust
Frances M. Guggino	Company
Chief Financial Officer and	225 Franklin Street
Treasurer	Boston, Massachusetts 02110

Ted P. Becker	TRANSFER AGENT
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, New York 10038
Chief Legal Officer
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
EFL

This report is transmitted to the shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset
Emerging Markets
Floating Rate Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

American Stock Transfer &
Trust Company 59 Maiden Lane New York, New York 10038 WAS04032 2/07 SR07-299

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.    Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2006 and February 28, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2006 performed by PwC and $51,000 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 were $255 in 2006 and $12,000 in 2007. The services in 2007 consisted of procedures performed in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’s Revolving Credit and Security Agreement, dated November 20, 2001 with CSC Incorporated, Citicorp North America, Inc. and other Secondary lenders, for Western Asset Emerging Markets Floating Rate Fund Inc. as of November 30, 2005, December 31, 2005 and February 28, 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Floating Rate Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,213 in 2006 and $573 in 2007 performed by PwC. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Emerging Markets Floating Rate Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Emerging Markets Floating Rate Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Matthew C. Duda	6 registered investment companies with $1.3 billion in total assets under management	7 Other pooled investment vehicles with $1.6 billion in total assets under management	1 Other accounts with $14 million in total assets under management*

Keith J. Gardner	6 registered investment companies with $1.3 billion in total assets under management	7Other pooled investment vehicles with $1.6 billion in total assets under management	1 Other accounts with $14 million in total assets under management*

S. Kenneth Leech‡	122 registered investment companies with $106 billion in total assets under management	135 Other pooled investment vehicles with $187 billion in assets under management	957 Other accounts with $279 billion in total assets under management**

Stephen A. Walsh	122 registered investment companies with $106 billion in total assets under management	135 Other pooled investment vehicles with $187 billion in assets under management	957 Other accounts with $279 billion in total assets under management**

*                    Includes 1 account managed, totaling $14 million, for which advisory fee is performance based.

**                  Includes 97 account managed, totaling $31 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities

Matthew C. Duda	None
Keith J. Gardner	None
S. Kenneth Leech	None
Stephen A. Walsh	None

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)(1)                      Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)                      Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)                           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Floating Rate Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 7, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	May 7, 2007